UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 3, 2004


                                 BGR Corporation
               (Exact name of Registrant as specified in charter)


          Nevada                         333-72392                  98-0353403
(State or other jurisdiction            (Commission             (I.R.S. Employer
     of incorporation)                  File Number)             Identification)


           7263 E. San Alfredo
              Scottsdale, AZ                                         85258
 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 596-4014


                              Cortex Systems, Inc.
                          777 Royal Oak Drive Suite 310
                           Victoria, British Columbia
                                 Canada V8X 5K2
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) APPOINTMENT OF OFFICERS AND DIRECTORS

In our September 10, 2003 8-K filing the Company reported that George Krotonsky was elected to the Board of Directors. On November 5, 2003 the Company reported that Mr. Krotonsky had resigned from the Board of Directors on October 27, 2004. Mr. Krotonsky has informed the Company that he never accepted a seat on the Company's Board and thus never could have resigned.

After review the Company does recognize that Mr. Krotonsky never accepted his appointment nor served as a member of the Board of Directors of BGR Corporation. The Company sincerely apologizes to Mr. Krotonsky for this misunderstanding.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: May 3, 2004

BGR Corporation

                              By: /s/ Bradford J. Miller
                                 ----------------------------------
                                 Bradford J. Miller, President